EARTHSTONE Energy, Inc.

OAK VALLEY RESOURCES

Strategic Combination

Closing Investor Presentation

December 19, 2014



Disclaimer

Forward-Looking Statements

This presentation has been prepared as of December 19, 2014, and contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as "expects," "believes," "intends," "anticipates," "plans," "estimates," "potential," "possible," or "probable" or statements that certain actions, events or results "may," "will," "should," or "could" be taken, occur or be achieved. The forward-looking statements include statements about oil and gas pricing assumptions, future operations, estimates of reserve and production volumes, estimates of capital expenditures, expansion of production and reserves, future growth potential, possible acquisitions, and the ability to raise future capital, after closing the transactions generally described on Page 3. Forward-looking statements are based on expectations and assumptions and analyses made by Earthstone Energy, Inc. ("Earthstone") in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including problems that may arise in the integration of the businesses involved with the transactions generally described on Page 3; that the transactions may involve additional and unexpected costs; adverse changes in oil and gas prices or protracted periods of low oil and gas prices; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits); the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather; inability of management to execute its plans to meet its goals; shortages of drilling equipment, oil field personnel and services; unavailability of gathering systems, pipelines and processing facilities; the possibility that government policies may change; and that foreign production rates may change. Earthstone's annual report on Form 10-K for the year ended March 31, 2014, recent quarterly reports on Form 10-Q, recent reports on Form 8-K, and other Securities and Exchange Commission ("SEC") filings discuss some of the important risk factors identified that may affect Earthstone's business, results of operations, and financial condition. Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Overview of Transactions

Earthstone Energy, Inc.	Oak Valley Resources, LLC	Flatonia Energy, LLC
NYSE MKT: "ESTE"		Eagle Ford Asset Acquisition
	$100mm+ Net Cash	
3.2 MMBoe	*11.4 MMBoe*	*4.2 MMBoe*
82% Liquids / 60% PD	*65% Liquids / 32% PD*	*95% Liquids / 19% PD*
12.6% Equity Ownership	66.0% Equity Ownership	21.4% Equity Ownership

On December 19, 2014, Earthstone closed two transactions that have transformed the company into a well-capitalized small cap entity, with significant production and liquidity

- Earthstone issued 9.124 million shares to Oak Valley in exchange for oil and gas properties and cash
  - Frank A. Lodzinski was appointed President and CEO
  - This transaction represents the fourth public strategic combination Mr. Lodzinski has initiated
  - Earthstone's former CEO and President, Mr. Ray Singleton, remains a senior executive officer and director
- Earthstone issued 2.957 million shares to Flatonia in exchange for additional Eagle Ford interests in Fayette and Gonzales Counties, Texas
  - Approximately 1,100 net Boepd (November 2014 average) and 9,400 net acres
  - Increases the leasehold interest in properties from 30% to 50%, resulting in 23,600 Eagle Ford acres net to Earthstone
  - Including properties in La Salle County, Texas, net Eagle Ford acreage totals 26,730
- Houston headquarters and Denver office to facilitate Rockies expansion

Strategic Rationale

Creating a growth-oriented company with significant upside for shareholders

EARTHSTONE Energy Inc.

- Strengths:
  - Stable production and reserves
  - Oil-weighted reserves
  - Bakken upside
- Combination Facilitates:
  - Greater capital and liquidity
  - Enhanced operating capabilities

- The combination creates:
  - Critical mass
    - CQ3 '14 net production of 3,704 Boepd[(1)]
  - Highly successful management team
  - Growth potential
    - Positions in both the Eagle Ford and Bakken
  - Well-capitalized company poised for growth
  - $175mm in liquidity

OAK VALLEY RESOURCES

- Strengths:
  - Significant production and cash flow
  - Significant liquidity
  - Eagle Ford upside
- Combination Facilitates:
  - Public platform
  - Access to public markets
  - Bakken / Rockies expansion

Note:
(1) CQ3 '14 production contribution from ESTE, OVR, and Eagle Ford Acquisition of 662 Boepd, 2,327 Boepd, and 715 Boepd, respectively

Investment Highlights

Management team with proven ability to create shareholder value

- Market recognition
- Repeat investors
- Several prior successful entities
- Demonstrated operational excellence

Well-capitalized to pursue drill-bit growth and acquisitions

- Liquidity of $175mm, consisting of $106mm in cash and $69mm in bank debt availability

EARTHSTONE Energy, Inc.

Assets concentrated in prolific Eagle Ford and Bakken

- Oil-weighted reserves
- Non-proved upside in Eagle Ford and Bakken with downspacing opportunities and additional formations

Clean and strong balance sheet

- Significant cash balance
- Common equity
- Traditional reserve-based credit facility
- $80mm borrowing base
- No additional securities outstanding

Combined Company Overview

- Proven, growth-oriented management team
- Oil-weighted with strong cash margins
- Presently focused on the Eagle Ford and Bakken
- Robust liquidity with clean balance sheet
- Near-term upside undeveloped acres
  - 37,650 net Eagle Ford and Bakken acres
  - Other prospective acreage in Grayson and Milam Counties, Texas and Cheyenne County, Wyoming
- Houston headquarters with Denver regional office

Pro Forma Asset Location



Oak Valley
Earthstone
Office Location

Operational Summary

	Earthstone	Oak Valley	Eagle Ford Acq.	Combined
CQ3 '14 Production (Boepd)	662	2,327	715	3,704
% Oil	87%	44%	84%	60%
% Liquids	87%	59%	94%	71%
Proved Reserves (MMBoe) (1)	3.1	11.4	4.2	18.8
% PD (1)	58%	32%	20%	34%
% Oil (1)	82%	53%	88%	66%
% Liquids (1)	82%	65%	95%	74%

Note:
(1) Oak Valley SEC proved reserves per Cawley, Gillespie & Associates, Inc. as of December 31, 2013
Earthstone SEC proved reserves per Ryder Scott Company, L.P. as of March 31, 2014
Eagle Ford Acquisition SEC proved reserves per Cawley, Gillespie & Associates, Inc. as of December 31, 2013
2013 SEC pricing for oil and gas of $96.94/Bbl and $3.666/MMBtu, respectively

Financial Summary – CQ3 '14

	Earthstone	Oak Valley	Eagle Ford Acq.	Combined
Pre-Hedge Revenue ($mm)	5.2	12.1	5.5	22.8
Revenues less Expenses ($mm)[1]	2.7	7.4	4.7	14.8

Note:
(1) Includes impact of realized hedges for Oak Valley. Earthstone has no hedges outstanding and none were assumed in connection with the Eagle Ford Acquisition

EARTHSTONE Energy, Inc.

OAK VALLEY RESOURCES

Combined Financial Information[1]
Nine Months Ended September 30, 2014

($000s)	Earthstone	Oak Valley	2014 Eagle Ford Acquistion	Adjustments[2]	Combined
Revenues					
Oil sales	13,139	25,292	13,776	--	52,207
Natural gas and natural gas liquid sales	1,977	10,301	786	--	13,064
Gathering and other	88	293	--	--	381
Realized derivatives	--	(969)	--	--	(969)
Total revenues	**$15,204**	**$34,917**	**$14,562**	--	**$64,684**
Cash expenses					
Lease operating expenses	3,063	6,981	1,258	--	11,302
Production taxes	1,347	1,479	691	--	3,517
Workover and well service	438	553	50	--	1,040
General and administrative expenses	2,677	4,816	--	(1,377)	6,116
Total cash expenses	**$7,525**	**$13,829**	**$1,999**	**($1,377)**	**$21,975**
Revenues less expenses	**$7,679**	**$21,089**	**$12,564**	**$1,377**	**$42,708**
Outstanding common shares (000s)	1,737		2,957	9,124	13,819
Production (Boepd)	**650**	**2,300**	**608**		**3,558**

Notes:
(1) The transaction between Earthstone and Oak Valley is being treated as a reverse merger for accounting purposes, with ESTE serving as the "legal acquirer" and Oak Valley as the "accounting acquirer". As such, historical and future financial reporting will reflect the financial statements of Oak Valley, with Earthstone's net assets and the added Eagle Ford assets treated as an acquisition at closing. In addition, ESTE's fiscal year-end has changed from March 31 to December 31.
(2) Estimated transaction-related costs and shares issued to Oak Valley at the closing of the Exchange Agreement

Combined Reserves and Production

Proved Reserves (MMBoe)(1)



20.0
15.0
10.0
5.0
0.0
3.1
11.4
4.2
18.8
ESTE
OVR
Flatonia
Combined

CQ3 '14 Production (Boepd)



4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
662
2,327
715
3,704
ESTE
OVR
Flatonia
Combined

% of Operated Proved Reserves(1)



70%
60%
50%
40%
30%
20%
10%
0%
17%
62%
ESTE
Combined

CQ3 '14 Production by Commodity

3,704 Boepd



Oil
60%
Gas
29%
NGL
11%

Note:
(1) Oak Valley SEC proved reserves per Cawley, Gillespie & Associates, Inc. as of December 31, 2013
Earthstone SEC proved reserves per Ryder Scott Company, L.P. as of March 31, 2014
Eagle Ford Acquisition SEC proved reserves per Cawley, Gillespie & Associates, Inc. as of December 31, 2013
2013 SEC pricing for oil and gas of $96.94/Bbl and $3.666/MMBtu, respectively

EARTHSTONE Energy, Inc.

OAK VALLEY RESOURCES

Earthstone Organizational Structure



Oak Valley Resources, LLC
9.124mm shares
Flatonia Energy, LLC
2.957mm shares
Pre-Transaction Shareholders
1.738mm shares
66%
21%
13%
Earthstone Energy, Inc.
(NYSE MKT: "ESTE")
100%
100%
100%
100%
Oak Valley Operating, LLC
EF Non-Op, LLC
Sabine River Energy, LLC
Basic Petroleum Services, Inc.

Oak Valley Members

Management

- Significant equity investors
- CEO has over 40 years of experience
- Executive officers average over 30 years of industry experience
- Senior executives have worked together in multiple successful entities

EnCap Investments L.P.

- Leading provider of private equity to the independent E&P sector
- 25-year history of providing capital
- Repeat investors
- Long relationship with Management

Vlasic Group

- Partnered with Management for 26 consecutive years
- Former investor and director of GeoResources and predecessor entities
- Previously affiliated with Vlasic Foods prior to sale to Campbell Soup

Wells Fargo Energy Capital

- Part of Wells Fargo Energy Group, a $30bn capital provider to the North American energy industry
- Predecessor entities have previously invested with Management

Friends and Family

- Many repeat investors
- Long-term investment horizons
- Petroleum engineers, geologists, portfolio managers, endowments, family trusts, investment bankers, lawyers, and other accredited persons
- Source of incremental deal flow and advice

Track Record

- New management team has repeatedly created significant value for shareholders
  - Success with multiple entities over an extended period of time
  - Several long-term and recurring shareholders
  - Extensive industry and financial relationships
  - Significant technical and financial experience

GeoResources, Inc.

2007 – 2012 GeoResources, Inc.
Eagle Ford, Bakken, Gulf Coast
*Initial investors – **35% IRR***
*Initial investors – **4.8x return***

Southern Bay initial investors achieved a combined 7.4x ROI upon the merger with GeoResources and subsequent sale in 2012

2005 – 2007 Southern Bay Energy, LLC
Gulf Coast, Permian Basin
*Initial investors – **40% IRR***

2001 – 2004 AROC, Inc. (Private)
Gulf Coast, Permian Basin, Mid-Con.
*Preferred investors – **17% IRR***
*Initial investors – **4x return***

1997 – 2001 Texoil, Inc. ("TXLI")
Gulf Coast, Permian Basin
*Preferred investors – **2.5x return***
*Follow-on investors – **3x return***
*Initial investors – **10x return***

1992 – 1996 Hampton Resources Corp. ("HPTR")
Gulf Coast
*Preferred investors – **30% IRR***
*Initial investors – **7x return***

Note: "Initial investors" refers to (i) in the case of private entities, investors that participated in the initial capitalization or recapitalization of the entity at the time a change in management occurred, or (ii) in the case of public entities, public shareholders existing at the date the transaction was announced to the public. Past performance is not necessarily indicative of future results.

GeoResources – Performance Summary

Stock Performance (%)


Merger with Southern Bay to Sale Announcement
Initial Investors:
IRR = 35%
Return on Capital = 4.8x
40
30
20
10
0
4/17/2007
4/17/2008
4/19/2009
4/21/2010
4/23/2011
4/24/2012

Reserves Growth (MMBoe)(1)


CAGR = 57%
40.0
30.0
20.0
10.0
0.0
2.4
15.7
14.6
20.7
24.0
29.2
35.9
2006
2007
2008
2009
2010
2011
2012

EBITDA Growth ($mm)(1)


CAGR = 94%
200.0
150.0
100.0
50.0
0.0
3.3
17.2
49.2
45.8
66.7
89.2
177.6
2006
2007
2008
2009
2010
2011
2012

Production Growth (Boepd)(1)


CAGR = 51%
10,000
7,500
5,000
2,500
0
768
1,826
3,388
4,589
5,090
6,116
9,131
2006
2007
2008
2009
2010
2011
2012

Note:
(1) 2012 figures based on H1 2012 actuals and H2 2012 internal projections. Past performance is not necessarily indicative of future results.

Go-Forward Strategy

Management's strategy is similar to that used in prior entities which delivered significant returns to shareholders

Asset Strategy	Corporate Strategy
• Optimize Existing Properties - Implement operational improvements and efficiencies - Fully define geological and engineering upside • Enhance Production / Cash Flow - Acquire producing assets - Pursue tactical operated acquisitions in proximity to existing properties/fields - Divest non-core properties • Growth through the Drill-Bit - Acquire acreage at favorable terms - Continue to generate and de-risk high-impact drilling opportunities - Execute multi-year development drilling program	• Constantly align interests between shareholders and management • Deliver superior returns to shareholders • Maintain financial flexibility and a strong balance sheet to facilitate additional acquisitions • Achieve low development, operating, and G&A cost structure • Consistently improve operating margins • Generate significant cash flow and net income

Management

- Strong management and technical team with demonstrated ability and prior success
- Equity investors—interests are clearly aligned with shareholders

	Years of Experience	Years Working Together	Responsibility
Frank Lodzinski	43	25	President and CEO
Ray Singleton	37	-	Operations and A&D, Northern Region (Former President and CEO of ESTE)
Robert Anderson	28	10	Corporate Development and Reservoir Engineering
Steve Collins	27	18	Completions and Operations
Chris Cottrell	31	16	Land and Marketing
Tim Merrifield	35	13	Geological and Geophysical
Francis Mury	40	25	Drilling and Development
Bret Wonson	12	5	Accounting
Neil Cohen	11	2	Finance

Asset Overview

Property Overview – Southern Region

Portfolio of conventional and unconventional assets located in:

- South Texas
- East Texas
- Eastern Oklahoma
- North Louisiana

Eagle Ford Acreage:
Gonzales, Fayette, La Salle Counties
26,730 net acres
120 PDP wells



Oklahoma
Texas
Louisiana

Gonzales/Fayette Counties:
23,600 net acres;
operated position
60 PDP wells with ~240 drilling locations

LaSalle County:
26,285 gross / 3,130 net acres;
10% to 15% working interest non-op position to BHP
Active Eagle Ford drilling program: 60 PDP wells, ~200 drilling locations

Zapata County:
770 net acres;
10 PDP wells; Lobo formation;
operated and non-operated

LeFlore County:
13,900 net acres with 34 PDP wells in Red Oak Field

Grayson County:
1,300 net acres prospective for horizontal Viola play
2 PDP wells

North Louisiana:
(Caddo & DeSoto Parishes)
3,135 net acres
20 PDP wells

East Texas:
7,960 net acres prospective for Travis Peak, Pettet, Rodessa, James Lime, and Haynesville/Bossier formations
79 PDP wells and an inventory of ~140 drilling locations

Milam/Burleson Counties:
20,225 net acres prospective for Austin Chalk, Buda, Eagle Ford, Georgetown, and Woodbine formations
2 PDP wells

Operated Eagle Ford and Austin Chalk

- 47,200 gross leasehold acres in Gonzales and Fayette Counties
  - 23,600 net leasehold acres
  - Working interests range from 38% to 50%
- Position developed by management team while at GeoResources
  - Pushed Eagle Ford play into northeast Gonzales and Fayette counties
- 60 gross producing wells (55 operated / 5 non-op)
- Average gross operated December production of approximately 7,000 Boepd
- 240 identified Eagle Ford drilling locations
  - 1 dedicated rig for Eagle Ford development
  - Periodic second rig for Austin Chalk development
- Majority of acreage covered by 173 square mile 3-D seismic shoot
- Other Potential: Upper Eagle Ford, Austin Chalk, Buda, Wilcox, Edwards



TEXAS
Williamson
Burleson
Washington
Bastrop
Hays
Austin
Caldwell
Fayette
TEXAS
Colorado
Guadalupe
Gonzales
Lavaca
Wilson
DeWitt
Victoria
WELL LEGEND
BUDA
EDWARDS
AUSTIN CHALK
EAGLE FORD
COMPANY ACREAGE
OIL WINDOW
GAS CONDENSATE
DRY GAS
Miles

Operated Eagle Ford and Austin Chalk (Cont'd)

- 1 rig currently drilling Eagle Ford locations; multi-well pads
  - 500 foot spacing between laterals
  - Offset by Sanchez, Penn Virginia, and Argent

- Eagle Ford
  - 21 gross wells brought online during 2014
  - 5 gross wells coming online in Q1 2015
  - Average D&C of $7.5mm to $8.8mm per well depending on lateral length, number of stages, and proppant volumes

- Austin Chalk
  - Naturally fractured reservoir
  - 4 gross wells brought online in 2014 YTD
  - Offset by multiple producers
  - Average D&C of $3.5mm to $4.0mm per well


FAYETTE
GONZALES
LAVACA
Acreage Legend
Oak Valley
Sanchez
Penn Virginia
Argent
Well Legend
Producing Eagle Ford Well
Eagle Ford Drilling Location
Producing Austin Chalk Well
Austin Chalk Drilling Location
Current Rig Location

EARTHSTONE Energy, Inc.

OAK VALLEY RESOURCES

Eagle Ford Drilling and Completion Summary
Pad Averages

Feet Drilled Per Day (Ft/Day)



1,200
1,000
800
600
400
200
0
796
625
820
1,077
894
1,086
957
Kolar-Labatt (3)
Kolar-Labatt (2)
Flatonia SW (3)
Flatonia SW (5)
Newtonville N. (4)
Richards N./Murphy (5)
Garza (2)

Drilling Capex Per Foot Drilled ($/Ft)



300
250
200
150
100
50
0
221
269
199
172
186
170
159
140
Kolar-Labatt (3)
Kolar-Labatt (2)
Flatonia SW (3)
Flatonia SW (5)
Newtonville N. (4)
Richards N./Murphy (5)
Garza (2)
Goal

Proppant Per Lateral Foot (Lbs/Ft)



1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1,050
1,109
1,560
1,340
1,358
1,216
Kolar-Labatt (3)
Kolar-Labatt (2)
Flatonia SW (3)
Flatonia SW (5)
Newtonville N. (4)
Garza (2)

Completion Capex Per Stage ($/Stage)



250,000
200,000
150,000
100,000
50,000
0
162,062
195,029
177,988
167,887
151,899
160,642
120,000
Kolar-Labatt (3)
Kolar-Labatt (2)
Flatonia SW (3)
Flatonia SW (5)
Newtonville N. (4)
Garza (2)
Goal

Notes: Amount in parentheses indicates the number of wells drilled/completed
Kolar-Labatt (2) required intermediate casing
Analysis excludes 2 wells that involved a side-track

Non-Operated Eagle Ford

- Non-operated position with BHP; 60 gross producing wells
  - 13 gross wells drilled in 2014
- Two areas totaling 3,130 net acres
  - White Kitchen
    - 15% working interest
    - Held by production
    - Gas and liquids
    - 7,625 gross / 1,265 net acres
  - Martin Ranch
    - 10% working interest
    - Minimal continuous drilling requirements
    - Gas
    - 18,660 gross / 1,865 net acres
  - Substantial upside from HBP acres and increased natural gas prices
    - 200 upside locations


TEXAS
WHITE KITCHEN
MARTIN RANCH
La Salle Co.
COMPANY ACREAGE
Miles

EARTHSTONE Energy, Inc.

OAK VALLEY RESOURCES

Property Overview – Northern Region

Summary

- 96 gross / 7 net wells producing
- 10,919 non-operated net acres in North Dakota and Montana
- Operators include: Statoil, Oasis, Newfield, Continental, SM Energy, Burlington, Marathon, XTO
- Key Areas:
  - Banks Field – McKenzie County, ND
    - Largest development area
    - Interest in 22 spacing units
    - Operators down-spacing to 6-7 wells per unit
  - Indian Hill Field – McKenzie County, ND
  - Bailey, Champion, & Murphy Creek Fields – Dunn County, ND
  - Mondak Field – McKenzie County, ND
  - Elm Coulee Field – Richland County, MT
  - Divide County, ND & Sheridan County, MT (Bakken acreage held by other zones)

Near-Term Plans

- Expand acreage
- Acquire production
- Establish operating presence



Divide
Burke
Sheridan
Roosevelt
Williams
ND
MT
Mountrail
McKenzie
Richland
Dunn
Dawson
Billings
Golden Valley
Wibaux
Stark
HBP Acreage
Bakken Producing Areas

EARTHSTONE Energy, Inc.

OAK VALLEY RESOURCES

Other Areas

Milam/Burleson Counties, Texas

- 20,225 net acres prospective for multiple liquids-rich plays (Austin Chalk, Buda, Eagle Ford, Georgetown, Woodbine)
- Regional development activity mostly targeting the Buda formation

Grayson County, Texas

- 1,300 net acres prospective for the Viola Lime
- Offset operator has drilled and completed 15 horizontal wells to date; ESTE has participated in 2 wells

Cheyenne County, Nebraska

- 12,240 net acres
- Shallow 6,500' wells with low drilling costs
- 70 square miles of 3D Seismic
- Exploratory stage project

2015 Capital Expenditure Budget[1]

Budget	
Drilling and Completion	**($mm)**
Operated Eagle Ford[2] (Fayette / Gonzales Counties)	87.0
Non-Operated Bakken	10.0
Non-Operated Eagle Ford (La Salle County)	10.0
Operated Austin Chalk (Fayette County)	6.0
Total Drilling and Completion	**113.0**
Leasehold[3]	**12.0**
Total	**$125.0**

D&C Spend by Area



77%
9%
9%
5%
Operated Eagle Ford (Fayette / Gonzales Counties)
Non-Operated Bakken
Non-Operated Eagle Ford (La Salle / Gonzales Counties)
Operated Austin Chalk (Fayette County)

Notes:
(1) Estimates are subject to material change based on commodity prices, service costs, and drilling and completion techniques; budget does not include anticipated reduction in costs
(2) Current estimates are based on 1 dedicated Eagle Ford rig and a second rig periodically to develop Austin Chalk locations
(3) Leasehold budget includes estimated lease maintenance, extensions, and renewals to maintain and enhance current position; excludes significant additional leases

Combined Reserve Summary – SEC Pricing[1]

Proved Reserves by Category

18.8 MMBoe


PDNP
3%
PUD
66%
PDP
31%

Proved Reserves by Commodity

18.8 MMBoe


Oil
66%
Gas
25%
NGL
9%

PV-10 by Category

$249.1mm


PDNP
4%
PDP
54%
PUD
42%

Notes:
(1) Oak Valley SEC proved reserves per Cawley, Gillespie & Associates, Inc. as of December 31, 2013
Earthstone SEC proved reserves per Ryder Scott Company, L.P. as of March 31, 2014
Eagle Ford Acquisition SEC proved reserves per Cawley, Gillespie & Associates, Inc. as of December 31, 2013
2013 SEC pricing for oil and gas of $96.94/Bbl and $3.666/MMBtu, respectively

EARTHSTONE Energy, Inc.

OAK VALLEY RESOURCES

Contact Information

Frank Lodzinski
President and CEO

Ray Singleton
EVP, Northern Region

Robert Anderson
EVP, Corporate Development and Engineering

Neil Cohen
VP, Finance, and Treasurer

Corporate Headquarters

1400 Woodloch Forest Drive, Suite 300
The Woodlands, TX 77380
281-298-4246

Denver Office

633 17th Street, Suite 2320
Denver, CO 80202
303-296-3076

Website

www.earthstoneenergy.com